UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) July 1, 2005
                                                           ------------

                          GENERAL KINETICS INCORPORATED
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Commission File Number: 0-1738
                                                 ------


          Virginia                                           54-0594435
          --------                                           ----------
 (State or other Jurisdiction                             (I.R.S. Employer
       of Incorporation)                                 Identification No.)


                   10688-D Crestwood Drive, Manassas, VA 20109
                   -------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (703) 331-8033
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On July 1, 2005, the Board of Directors of General Kinetics Incorporated (the "Company") appointed Franco DeBlasio, 35, as Chief Financial Officer and Principal Accounting Officer of the Company. From 1995 through 2000, and again from 2003 to June 2005, Mr. DeBlasio served as a consultant/accountant at DeBlasio & DeBlasio Associates, a consulting and accounting firm based in Pittsburgh, Pennsylvania. From January 2001 through November 2003, he served as the Chief Financial Officer of Smart Parts, Inc., a high volume consumer goods manufacturer. Prior to joining Smart Parts, beginning in January 2000, Mr. DeBlasio served as a team leader in the international acquisitions division of Crown Castle Communications, a provider of technologically advanced shared wireless infrastructure. He holds a B.S.B.A in accounting from Robert Morris College and an M.B.A. with an emphasis in finance and MIS from Duquesne University.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  July 8, 2005



                                    GENERAL KINETICS INCORPORATED

                                    By: /s/ Larry M. Heimendinger
                                        -----------------------------------
                                        Larry M. Heimendinger
                                        Chairman of the Board
                                        (Principal Executive Officer)